Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of First Community Financial Partners, Inc. (the “Company”) hereby certifies that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 1, 2016	/s/ Roy C. Thygesen
Roy C. Thygesen
Chief Executive Officer